ACCOUNTS PAYABLE AND ACCRUALS - OTHER: (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Accounts Payable And Accruals - Other
Accrual for repayment of grants to IIA, see note 11c	$ 2,300
Expenses payable	724	302
Salary and related expenses, including social security and other taxes	588	277
Accrual for vacation days and recreation pay for employees	248	166
Other	33	23
Total accounts payable and accruals - other	$ 3,893	$ 768